                                             Our Ref : NTP(II)/T/ 156C

                          NEW TOWN TOWER, S.T.T.L. 183
                            CONFIRMATION OF TENANCY
                        ---------------------------------

1.   Premises           Unit Nos. 605-609 on Level 6as coloured pink on the
                        attached plan for identification purposes only.

2.   Rental Area        Approx. 3,127 s.f

3.   Term               Two (2) years commencing on 16th June 1997 OR the date
                        of handover of premises which shall be confirmed in writing by Landlord and which date shall be final.

4.   Monthly Rent       HK$93,810.00 per calendar month. (exclusive of
                        management and air-conditioning charges, government rates and other outgoings)

5. Air-conditioning & HK$17.229.77 per month subject to annual review due on Management Charges January every year.

6.   Use                Restricted to use the premises as an office for the
                        provision of gymnasium and for no other purpose whatsoever under the name and style of "Physical
                        Ladies' Club ".

7.   Landlord's Agent   Sun Hung Kai Real Estate Agency Ltd
                        45/F, Sun Hung Kai Centre
                        30 Harbour Road, Hong Kong

8.   Intending Tenant   Physical Health Centre Hong.Kong Limited
                        C.I. No. 272511   B.R. No. 13443902-000-03-97-7
                        Tel. No.   2572 5440
                        Person-in-charge : Mr. Luk Ngai Keung/ Ms. Darrie
Lam

9.   Corresponding      12/F, Causeway Bay Plaza 1,
     Address            489 Hennessy Road,
                        Causeway Bay, Hong Kong.

10.  Standard Require-  As per Appendices A & B.
     ments Provisions

11.  Legal Costs and    As per Appendix A
     Stamp Duty

12.  Other Special      As per Page 2
     Conditions

13. If the Intending Tenant fails (other than due to the default of the Landlord) to execute the Agreement for Lease/Tenancy Agreement within 10 days from the date of this Confirmation of Tenancy, this Confirmation of Tenancy shall automatically be cancelled and the deposit paid hereunder shall be forfeited to the Intending Landlord as and for liquidated damages and not as a penalty.

It is hereby mutually agreed that unless and until the Agreement for Lease/Tenancy Agreement is executed, this Confirmation of Tenancy counter-signed by both parties with the aforesaid deposit(s) duly paid by the Intending Tenant and received by the Intending Landlord will constitute a binding contract.

                                           For and on behalf of
                                           SUN HUNG KAI REAL ESTATE AGENCY
LTD.
 ........................................   /s/ K.M. Chan
                                           ------------------------------
                                           K.M. Chan
                                           Agent for Landlord

Rec'd from the Intending Tenant the deposit of -

   HK$333,119.31 (HK$281,430.00+HK$51,689.31)
   (3 months' Rent, Air-conditioning and
   Management Charges)
   of #045224 d.d. 27-5-97 Shanghai Comm'l Bank Ltd    Date 29-5-97

                                           For and on behalf of
                                           PHYSICAL HEALTH CENTRE HONG KONG
LTD.
 ........................................   /s/ Luk Ngai Keung
                                           ------------------------------
                                           Luk Ngai Keung
                                           Intending Tenant


Note: Please address all correspondence to Mr. K.M. Chan, the Executive Director of Sun Hung Kai Real Estate Agency Limited

Page 2                                                Our Ref: NTP(II)/T/156C

12.   OTHER SPECIAL CONDITIONS:-


(a) The Intending Tenant acknowledged that the existing tenant has not surrendered Unit Nos.605-609 to the Intending Landlord. It is mutually agreed that if the Intending Landlord cannot handover the aforesaid unit to the Intending Tenant after 3 months from the 5th June 1997 either party can have an option to rescind this Confirmation of Tenancy and/or Agreement for Tenancy/Lease, which option shall only be exercised within 14 days from the expiration of the 3 months above mentioned, by serving written notice to the other party of its intention of rescission. Upon rescission of the Confirmation and/or Agreement for Tenancy/Lease, the Intending Landlord shall return to the Intending Tenant the deposit paid hereunder without interest, costs or compensation and neither party shall have any claim against each other.

(b) The Intending Tenant shall be solely responsible for obtaining and complying with all licensing requirements (if any).

(c)   No plumbing and drainage work should be allowed inside the premises.

(d) The Intending Tenant shall not place any load upon any floor of the premises in excess of the loading capacity of that floor. Business machines and mechanical equipment authorised by the Intending Landlord shall not cause any vibration noise and annoyance to other tenants of the building.

(e)   The Intending Tenant may operate outside normal office hour: -

   i.e.   Monday to Friday  :    7:00 pm to 10:00 pm (3 hrs/day)
          Saturday          :    2:00 pm to 10:00 pm (8 hrs/day)
          Sunday            :    8:00 am to 5:00 pm (9 hrs/day)

Such special arrangements are subject to at least 1-week advance notice be served to the Intending Landlord and also subject to the Intending Tenant paying an additional air-conditioning and management charges.

(f) The Intending Tenant agrees not to display within or on the exterior of the said premises any writing sign or other device whether illuminated or not which may be visible from outside the said premises. Any discrepancies of this condition shall make the Intending Tenant rectify the situation to the satisfaction of the Intending Landlord within seven (7) days upon service of notice by the Intending Landlord. Violation of the provision of this clause may entitle the Intending Landlord to forfeit the tenancy and deposit and re-enter upon the premises.

(g) It is mutually agreed that if at any time any Government Authority in its opinion raise objection that the said premises is not being used as an office by the Intending Tenant, the Intending Landlord shall have the absolute and express right to terminate this Tenancy Agreement by serving one month's prior notice to the Intending Tenant whereupon this Agreement shall absolutely determine and neither party shall have any claims against each other but without prejudice to any right of action which may have accrued to the Intending Landlord in respect of any antecedent breach or non-observance or non-performance by the Intending Tenant of any of the terms of this Tenancy Agreement. The deposit paid under this Tenancy Agreement shall be refunded to the Intending Tenant by the Intending Landlord without interest within thirty days after the determination of this Tenancy Agreement as aforesaid and delivery of vacant possession to the Intending Landlord and after settlement of the last outstanding claim by the Intending Landlord against the Intending Tenant for any arrears of rent rates and other charges and for any breach, non-observance or non-performance of any of the agreements, stipulations terms and conditions herein contained and on the part of the Intending Tenant to be observed or performed whichever shall be the later.

                                                 SUN HUNG KAI
                                                 REAL ESTATE AGENCY LTD.

   Date:   29 MAY 1997                                     APPENDIX A
   Re: S.T.T.L. 183, Shatin, N. T.                         Page 1 of 3
       New Town Tower
---------------------------------

Standard Requirements & Provisions
----------------------------------

A) Main entrance door, and party or partition walls will be provided by the landlord.

B)   False ceiling with light fittings will be provided by the Landlord.

C)   Landlord's M & E Provisions are per Appendix B.

D)   Rent free fitting out period will be terminated

   (a)   30 days after commencement of Tenancy Agreement;
OR
--
   (b) on date of commencement of business by Tenant whichever comes earlier.

However, management and air-conditioning charges and government rates are payable by Tenant commencing from Tenancy Agreement commencement date.

E)   a)   Deposit will be three months of rent, air-conditioning and management charges by cash upon signing of Confirmation of Tenancy.

    (b)   One month's rent to be paid at time of signing of Tenancy
Agreement/Lease.

F) Air-conditioning and management charges will be subject to annual review due on December every year. Air-conditioning supply hours

Mondays to Fridays    :     8:00 a.m. to 7:00 p.m.
Saturdays             :     8:00 a.m. to 2:00 p.m.

No air-conditioning supply on Sundays and Public Holidays.

Additional air-conditioning supply outside the hours set out above can normally be provided on reasonable advance notice to the Landlord at extra cost.




                                                                .../2

                                                 SUN HUNG KAI
                                                 REAL ESTATE AGENCY LTD.

   Date:   29 MAY 1997                                     APPENDIX A
   Re: S.T.T.L. 183, Shatin, N. T.                         Page 2 of 3
       New Town Tower
---------------------------------

Standard Requirements & Provisions (cont'd)
----------------------------------

G) Tenant will be responsible to pay Government Rates. Before the rateable value of the premises is assessed by the Rating & Valuation Department, the Tenant shall pay to the Landlord an amount equivalent to rates payable on the annual rent of the first year on monthly basis in advance. Such payment to be adjusted when assessment is obtained.


H) Tenant will be responsible to effect Public Liability Insurance endorsing the Landlord as the Principal for an amount of not less than:-

   a)   for tenancy area of 5,000 s.f. or above   HK$2.5 Million

   b)   for tenancy area of less than 5,000 s.f.  HK$1.0 Million


I) All detailed fitting out plans including M & E drawings must be submitted to 22/F, Sun Hung Kai Centre for Landlord's written approval prior to commencement of fitting out works. Two weeks will be required for Landlord to give approval or disapproval.


J) Stamp duty, registration fee and any disbursement to be borne by the Landlord and the Tenant in equal share.


K) Legal cost to be shared equally between Landlord and Tenant. If the Tenant shall instruct its own Solicitor, each party shall bear its own legal costs.


L) Other terms and conditions of the tenancy are as contained in the standard Tenancy Agreement/Lease form adopted by the Landlord's Solicitor for letting of New Town Tower. A copy of the standard form will be posted to the Tenant for perusal upon prior, written request.


                                                                .../3

                                                 SUN HUNG KAI
                                                 REAL ESTATE AGENCY LTD.

   Date:   29 MAY 1997                                     APPENDIX A
   Re: S.T.T.L. 183, Shatin, N. T.                         Page 3 of 3
       New Town Tower
---------------------------------


M)   Landlord's solicitor:-

     Messrs Winston Chu & Co
     Unit 3308, One Pacific Place
     88 Queensway, Hong Kong

     Attn.:   Mr. Jeff Tse (2845 8138)


N) Actual final tenancy area to be measured on final approved building plans by the Buildings & Lands Department. The standard of measurement will be :-

   a)   measured to exterior face of office door and/or wall;

   b)   measured to centre line of any party or partition wall;

   c)   all interior columns and walls etc. will be included;

   d)   all landlord or common areas will be excluded.







                                      -END-

                                                 SUN HUNG KAI
                                                 REAL ESTATE AGENCY LTD.

                                                 Appendix B (Page 1 of 3)
                                                 ************************



                       RE   S.T.T.L. 183, Shatin, N.T.
                            Landlord's M E Provisions
                       --------------------------------


                                                            Food outlet for
                                                            Shop which requires
                                            Major   Small   separate Licence by
                                   Office   Shop    Shop    USD/RSD
                                   ------   -----   -----   -------------------

Air Conditioning
----------------

1.   Air side equipment             Yes      No      Yes     No

2.   Fresh air supply               Yes      Yes     Yes     No
     to perimeter of
     shop/office

3.   Chilled/condensate             Yes     *No      Yes    *No
      water circuit

4.   Thermostat & control           Yes      No      Yes     No
      wiring

5.   Supply air duct,               Yes      No      No      No
     return air chamber,
     grille & filter

6.   Power supply to                No       No      No      No
     air side equipment


Fire Services
-------------

1.   Sprinkler head                 N/A      Yes     Yes     Yes
     (upper layer)

2.   Sprinkler head                 Yes      No      No      No
     (lower layer)

3.   Teed-off from main             N/A      Yes     Yes     Yes
     pipe for future
     lower layer
     installation

                                                 SUN HUNG KAI
                                                 REAL ESTATE AGENCY LTD.

                                                       Appendix B (Page 2 of 3)
                                                       ************************


                       RE   S.T.T.L. 183, Shatin, N.T.
                            Landlord's M E Provisions
                       --------------------------------


                                                            Food outlet for
                                                            Shop which requires
                                            Major   Small   separate Licence by
                                   Office   Shop    Shop    USD/RSD
                                   ------   -----   -----   -------------------

Electrical Services
-------------------

1.   Meter board at Land-           Yes    **Yes     Yes   **Yes
     lord's switch/meter
     room

2.   Lateral main teed off          Yes    **Yes     Yes   **Yes
     from busbar chamber
     inside Landlord's
     meter room

3.   Communal ceiling               Yes    **Yes     Yes   **Yes
     trunking from switch/
     meter room & run
     around Public Arcade/
     Corridor

4.   Wiring                         No       No      No      No

5.   Lighting panel                 Yes      No      No      No

Plumbing & Drainage
-------------------

1.   Cold water supply &            Generally, no provision is allowed.
     drainage provision             Consideration can be given to special
                                    requirement, but the tenant have to
2.   Grease trap                    bear all expenses.

                                                 SUN HUNG KAI
                                                 REAL ESTATE AGENCY LTD.

                                                       Appendix B (Page 3 of 3)
                                                       ************************


                       RE   S.T.T.L. 183, Shatin, N.T.
                            Landlord's M E Provisions
                       --------------------------------

Remarks :
-------

* Chilled water supply and return shall be terminated to a point at perimeter of shop/office-premises.

** Landlord's provisions are suitable for electrical installation rated at normal electrical load as adopted by common design practice and accepted by CLP. Any extra requirement shall subject to our further assessment, and the original provisions may not be suitable for this case, the tenant's fitting out work have to be extended to include all works associated with installation of individual power feeder from switch room to shop/office premises.


Note :
----

1. Due to site restriction and building services design, some building services ductworks and/or pipeworks must be run inside rental premises, although such pipeworks/ductworks are not exclusively for the respective shop/office/food outlets.

2. Any modification of drainage, air conditioning, plumbing and fire services installations have to be carried out by the nominated/specialist subcontractors at Tenant's expenses.

3. Tenant's fitting out drawings must be submitted for approval before commencement of work.

4. Air conditioning provisions are rated as normal retail shop/ office. Any extra requirement to-be submitted for approval & all cost incurred to be borne by Tenant.